UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 15, 2004

Wachovia Commercial Mortgage Securities, Inc. (as depositor under the Pooling and Servicing Agreement, dated as of April 1, 2003, relating to the Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2003-C4)
(Exact name of registrant as specified in its charter)

North Carolina (State or other jurisdiction of incorporation)	333-83930-04 (Commission File Number)	56-1643598 (IRS Employer Identification No.)
301 South College Street, Charlotte, North Carolina (Address of principal executive offices)	28288-0166 (Zip Code)

Registrant's telephone number, including area code 704-374-6161

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2003-C4, which was made on November 15, 2004.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Monthly distribution report pursuant to Section 4.02 of the Pooling and Servicing Agreement for the distribution on November 15, 2004.

(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS AGENT FOR THE TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF WACHOVIA COMMERCIAL MORTGAGE SECURITIES, INC., REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: November 18, 2004
Wachovia Commercial Mortgage Securities, Inc.
Commercial Mortgage Pass-Through Certificates
Series 2003-C4
ABN AMRO Acct: 720502.2
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-04
15-Nov-04
15-Oct-04
15-Dec-04
29-Oct-04
Administrator:
Brian Ames 312.904.7807
brian.ames@abnamro.com
Analyst:
Chris Suh 714.259.6266
chris.k.suh@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Bond Interest Reconciliation
Rating Information
Asset-Backed Facts ~ 15 Month Loan Status Summary
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Delinquent Loan Detail
Historical Collateral Prepayment
Mortgage Loan Characteristics
Loan Level Detail
Page 2-4
Page 5-7

Page 14-16
Page 17-23
Specially Serviced (Part I) - Loan Detail
Modified Loan Detail
Realized Loss Detail
Historical REO Report
Appraisal Reduction Detail

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
WBCM03C4
WBCM03C4_200411_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
10-Apr-03
15-May-03
16-Apr-35
Parties to The Transaction
Depositor: Wachovia Commercial Mortgage Securities, Inc.
Underwriter: Wachovia Commercial Mortgage Securities, Inc.
Master Servicer: Wachovia Bank, National Association
Special Servicer: Clarion Partners, LLC
Rating Agency: Fitch Ratings/Standard & Poor's
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.wachovia.com
www.etrustee.net

10-Nov-2004 - 13:59 (K923-K957) (c) 2004 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.887993%
15-Nov-04
15-Nov-04
15-Oct-04
15-Dec-04
29-Oct-04
Wachovia Commercial Mortgage Securities, Inc.
Commercial Mortgage Pass-Through Certificates
Series 2003-C4
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
89
REMIC II
Statement Date:
ABN AMRO Acct: 720502.2
839.572494534
9.175513416
0.000000000
830.396981118
2.101030186
Fixed
0.00
0.00
0.000000000
3.00300000%
0.000000000
929766DZ3
A-1
80,500,000.00
67,585,585.81
738,628.83
0.00
66,846,956.98
169,132.93
1000.000000000
0.000000000
0.000000000
1000.000000000
3.805000013
Fixed
0.00
0.00
0.000000000
4.56600000%
0.000000000
929766EA7
A-2
374,075,000.00
374,075,000.00
0.00
0.00
374,075,000.00
1,423,355.38
980.507864694
1.061953650
0.000000000
979.445911044
3.762698922
Fixed
0.00
0.00
0.000000000
4.60500000%
0.000000000
929766EH2/929766EW9
A-1A
249,922,000.00
245,050,486.56
265,405.58
0.00
244,785,080.98
940,381.24
980.055443815
0.000000000
0.000000000
978.929552542
0.129596903
0.140925963%
0.00
0.00
0.000000000
0.15868110%
0.000000000
N
929766EF6/929766EU3
XC
891,768,534.00
873,982,606.37
0.00
0.00
872,978,571.96
115,570.44
948.538835060
0.000000000
0.000000000
948.538835060
0.947606479
1.015310891%
0.00
0.00
0.000000000
1.19882047%
0.000000000
N
929766EG4/929766EV1
XP
846,619,000.00
803,051,000.00
0.00
0.00
803,051,000.00
802,261.65
1000.000000000
0.000000000
0.000000000
1000.000000000
4.120833430
Fixed
0.00
0.00
0.000000000
4.94500000%
0.000000000
929766EB5
B
34,556,000.00
34,556,000.00
0.00
0.00
34,556,000.00
142,399.52
1000.000000000
0.000000000
0.000000000
1000.000000000
4.153333632
Fixed
0.00
0.00
0.000000000
4.98400000%
0.000000000
929766EC3
C
11,147,000.00
11,147,000.00
0.00
0.00
11,147,000.00
46,297.21
1000.000000000
0.000000000
0.000000000
1000.000000000
4.200000000
Fixed
0.00
0.00
0.000000000
5.04000000%
0.000000000
929766ED1
D
22,294,000.00
22,294,000.00
0.00
0.00
22,294,000.00
93,634.80
1000.000000000
0.000000000
0.000000000
1000.000000000
4.260833469
Fixed
0.00
0.00
0.000000000
5.11300000%
0.000000000
929766EE9
E
12,262,000.00
12,262,000.00
0.00
0.00
12,262,000.00
52,246.34
1000.000000000
0.000000000
0.000000000
1000.000000000
4.671666939
5.606000000%
0.00
0.00
0.000000000
5.60600000%
0.000000000
929766EJ8/929766EX7
F
12,262,000.00
12,262,000.00
0.00
0.00
12,262,000.00
57,283.98
1000.000000000
0.000000000
0.000000000
1000.000000000
4.824086942
5.649613531%
0.00
0.00
0.000000000
5.78890402%
0.000000000
929766EK5/929766EY5
G
12,261,000.00
12,261,000.00
0.00
0.00
12,261,000.00
59,148.13
1000.000000000
0.000000000
0.000000000
1000.000000000
4.824086609
5.649613531%
0.00
0.00
0.000000000
5.78890402%
0.000000000
929766EL3/929766EZ2
H
12,262,000.00
12,262,000.00
0.00
0.00
12,262,000.00
59,152.95
1000.000000000
0.000000000
0.000000000
1000.000000000
4.110000000
Fixed
0.00
0.00
0.000000000
4.93200000%
0.000000000
929766EM1/929766FA6
J
20,065,000.00
20,065,000.00
0.00
0.00
20,065,000.00
82,467.15
1000.000000000
0.000000000
0.000000000
1000.000000000
4.110000000
Fixed
0.00
0.00
0.000000000
4.93200000%
0.000000000
929766EN9/929766FB4
K
8,918,000.00
8,918,000.00
0.00
0.00
8,918,000.00
36,652.98
1000.000000000
0.000000000
0.000000000
1000.000000000
4.110000000
Fixed
0.00
0.00
0.000000000
4.93200000%
0.000000000
929766EP4/929766FC2
L
6,688,000.00
6,688,000.00
0.00
0.00
6,688,000.00
27,487.68
1000.000000000
0.000000000
0.000000000
1000.000000000
4.110000000
Fixed
0.00
0.00
0.000000000
4.93200000%
0.000000000
929766EQ2/929766FD0
M
6,688,000.00
6,688,000.00
0.00
0.00
6,688,000.00
27,487.68
10-Nov-2004 - 13:59 (K923-K957) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.887993%
15-Nov-04
15-Nov-04
15-Oct-04
15-Dec-04
29-Oct-04
Wachovia Commercial Mortgage Securities, Inc.
Commercial Mortgage Pass-Through Certificates
Series 2003-C4
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
89
REMIC II
Statement Date:
ABN AMRO Acct: 720502.2
1000.000000000
0.000000000
0.000000000
1000.000000000
4.110000000
Fixed
0.00
0.00
0.000000000
4.93200000%
0.000000000
929766ER0/929766FE8
N
1,115,000.00
1,115,000.00
0.00
0.00
1,115,000.00
4,582.65
1000.000000000
0.000000000
0.000000000
1000.000000000
4.118333707
Fixed
0.00
0.00
0.000000000
4.94200000%
0.000000000
929766ES8/929766FF5
O
4,459,000.00
4,459,000.00
0.00
0.00
4,459,000.00
18,363.65
1000.000000000
0.000000000
0.000000000
1000.000000000
4.246666918
5.096000000%
0.00
0.01
0.000000449
5.09600000%
0.000000000
929766ET6/929766FG3
P
22,294,534.00
22,294,534.00
0.00
0.00
22,294,534.00
94,677.46
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSK956
RII
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.01
891,768,534.00
873,982,606.37
5,256,618.23
Total
872,978,571.96
1,004,034.41
0.00
4,252,583.82
10-Nov-2004 - 13:59 (K923-K957) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.887993%
15-Nov-04
15-Nov-04
15-Oct-04
15-Dec-04
29-Oct-04
Wachovia Commercial Mortgage Securities, Inc.
Commercial Mortgage Pass-Through Certificates
Series 2003-C4
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
89
Grantor Trust
Statement Date:
ABN AMRO Acct: 720502.2
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSK957
Z
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
0.00
0.00
0.00
Total
0.00
0.00
0.00
0.00
10-Nov-2004 - 13:59 (K923-K957) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-04
15-Nov-04
15-Oct-04
15-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2003-C4
ABN AMRO Acct: 720502.2
Statement Date:
Cash Reconciliation Summary
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
4,213,354.96
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
4,287,389.87
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
4,254,550.26
)
(1,966.46
0.00
0.00
0.00
)
(1,966.46
992,103.86
11,930.55
1,004,034.41
0.00
0.00
0.00
0.00
0.00
0.00
1,004,034.41
5,258,584.67
5,256,618.20
873,982,606.96
140
1,004,034.41
0.00
0
0.00
0.00
0
0.00
0
872,978,572.55
140
1,414.82
8,254.90
11,930.55
74,034.91
11,930.55
74,034.91
32,839.61
0.00
0.00
946.13
33,785.75
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(32,839.61
4,252,583.79
Interest Not Advanced (
Current Period
)
0.00
74,034.91
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
)
(8,254.90
)
(1,414.82
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)

10-Nov-2004 - 13:59 (K923-K957) (c) 2004 LaSalle Bank N.A.

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-04
15-Nov-04
15-Oct-04
15-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2003-C4
ABN AMRO Acct: 720502.2
Statement Date:
Cash Reconciliation Summary PoolGroup I
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
3,072,121.31
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
3,090,897.98
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
3,067,775.69
)
(1,415.10
0.00
0.00
0.00
)
(1,415.10
735,316.56
3,312.27
738,628.83
0.00
0.00
0.00
0.00
0.00
0.00
738,628.83
3,806,404.52
3,804,989.43
628,931,283.57
84
738,628.83
0.00
0
0.00
0.00
0
0.00
0
628,192,654.74
84
0.00
0.00
3,312.27
18,776.67
3,312.27
18,776.67
23,122.29
0.00
0.00
300.19
23,422.48
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(23,122.29
3,066,360.60
Interest Not Advanced (
Current Period
)
0.00
18,776.67
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)

10-Nov-2004 - 13:59 (K923-K957) (c) 2004 LaSalle Bank N.A.

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-04
15-Nov-04
15-Oct-04
15-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2003-C4
ABN AMRO Acct: 720502.2
Statement Date:
Cash Reconciliation Summary PoolGroup II
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
1,141,233.65
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
1,196,491.89
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
1,186,774.56
)
(551.37
0.00
0.00
0.00
)
(551.37
256,787.30
8,618.28
265,405.58
0.00
0.00
0.00
0.00
0.00
0.00
265,405.58
1,452,180.14
1,451,628.78
245,051,323.39
56
265,405.58
0.00
0
0.00
0.00
0
0.00
0
244,785,917.81
56
1,414.82
8,254.90
8,618.28
55,258.24
8,618.28
55,258.24
9,717.33
0.00
0.00
645.94
10,363.27
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(9,717.33
1,186,223.20
Interest Not Advanced (
Current Period
)
0.00
55,258.24
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
)
(8,254.90
)
(1,414.82
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)

10-Nov-2004 - 13:59 (K923-K957) (c) 2004 LaSalle Bank N.A.

Wachovia Commercial Mortgage Securities, Inc.
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-04
15-Nov-04
15-Oct-04
15-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2003-C4
ABN AMRO Acct: 720502.2
Bond Interest Reconciliation
Deductions
Allocable
Deferred &
Prior
Prepay-
Other
Additions
Interest
Credit Support
Original
Current(4)
Accrual
Int. Short-
falls Due
ment
Interest
Interest (2)
Payment
Amount
PPIS
Interest
Certificate
Accretion
Interest
Loss/Exp
Interest
Penalties
Proceeds (1)
Interest
Shortfalls
Certificate
Rate
Pass
Thru
Method Days
Outstanding
Remaining
Statement Date:
Distributable
Current Period
(Shortfall)/
Recovery
Int Accrual
on Prior
Shortfall (3)
0.00
0.00
0.00
0.00
0.00
A-1
30
169,132.93
169,132.93
169,132.93
0.00
21.00%
21.45%
30/360
3.003000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-2
30
1,423,355.38
1,423,355.38
1,423,355.38
0.00
21.00%
21.45%
30/360
4.566000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-1A
30
940,381.24
940,381.24
940,381.24
0.00
21.00%
21.45%
30/360
4.605000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
XC
30
115,570.44
115,570.44
115,570.44
0.00
NA
NA
30/360
0.158681104%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
XP
30
802,261.65
802,261.65
802,261.65
0.00
NA
NA
30/360
1.198820473%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B
30
142,399.52
142,399.52
142,399.52
0.00
17.13%
17.49%
30/360
4.945000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
C
30
46,297.21
46,297.21
46,297.21
0.00
15.88%
16.22%
30/360
4.984000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
D
30
93,634.80
93,634.80
93,634.80
0.00
13.38%
13.66%
30/360
5.040000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
E
30
52,246.34
52,246.34
52,246.34
0.00
12.00%
12.26%
30/360
5.113000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
F
30
57,283.98
57,283.98
57,283.98
0.00
10.63%
10.85%
30/360
5.606000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
G
30
59,148.13
59,148.13
59,148.13
0.00
9.25%
9.45%
30/360
5.788904015%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
H
30
59,152.95
59,152.95
59,152.95
0.00
7.88%
8.04%
30/360
5.788904015%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
J
30
82,467.15
82,467.15
82,467.15
0.00
5.63%
5.75%
30/360
4.932000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
K
30
36,652.98
36,652.98
36,652.98
0.00
4.63%
4.72%
30/360
4.932000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
L
30
27,487.68
27,487.68
27,487.68
0.00
3.88%
3.96%
30/360
4.932000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
M
30
27,487.68
27,487.68
27,487.68
0.00
3.13%
3.19%
30/360
4.932000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
N
30
4,582.65
4,582.65
4,582.65
0.00
3.00%
3.06%
30/360
4.932000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
O
30
18,363.65
18,363.65
18,363.65
0.00
2.50%
2.55%
30/360
4.942000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
P
30
94,677.45
94,689.94
94,677.46
12.49
0.00%
0.00%
30/360
5.096000000%
0.00
12.49
0.00
0.00
0.00
0.00
0.00
0.00
Z
30
0.00
0.00
0.00
0.00
NA
NA
30/360
0.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
4,252,583.81
4,252,596.30
4,252,583.82
12.49
0.00
12.49
0.00
(2) Accrued - Deductions + Additions Interest
(3) Includes interest accrued on outstanding Interest Shortfalls and/or Loss Allocations. Where applicable.
10-Nov-2004 - 13:59 (K923-K957) (c) 2004 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.
(4) Determined as follows: (A) the ending balance of all the classes less (B) the sum of (i) the ending balance of the class and (ii) the ending balance of all classes which are not subordinate to the class divided by (A).

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-04
15-Nov-04
15-Oct-04
15-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2003-C4
ABN AMRO Acct: 720502.2
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
A-1
929766DZ3
AAA
NR
AAA
A-2
929766EA7
AAA
NR
AAA
A-1A
929766EH2
AAA
NR
AAA
XC
929766EF6
AAA
NR
AAA
XP
929766EG4
AAA
NR
AAA
B
929766EB5
AA
NR
AA
C
929766EC3
AA-
NR
AA-
D
929766ED1
A
NR
A
E
929766EE9
A-
NR
A-
F
929766EJ8
BBB+
NR
BBB+
G
929766EK5
BBB
NR
BBB
H
929766EL3
BBB-
NR
BBB-
J
929766EM1
BB+
NR
BB+
K
929766EN9
BB
NR
BB
L
929766EP4
BB-
NR
BB-
M
929766EQ2
B+
NR
B+
N
929766ER0
B
NR
B
O
929766ES8
B-
NR
B-
P
929766ET6
NR
NR
NR
RII
9ABSK956
Z
9ABSK957
NR
NR
NR

10-Nov-2004 - 13:59 (K923-K957) (c) 2004 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-04
15-Nov-04
15-Oct-04
15-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2003-C4
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Statement Date:
ABN AMRO Acct: 720502.2
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
15-Nov-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
15-Oct-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
15-Sep-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
16-Aug-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
15-Jul-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
15-Jun-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
17-May-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
15-Apr-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
15-Mar-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
17-Feb-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
15-Jan-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
15-Dec-03
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
17-Nov-03
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
15-Oct-03
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
15-Sep-03
0
0
0
0
0
0
0
0
0
0
0
0
0
0
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

10-Nov-2004 - 13:59 (K923-K957) (c) 2004 LaSalle Bank N.A.

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-04
15-Nov-04
15-Oct-04
15-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Amort
ABN AMRO Acct: 720502.2
Series 2003-C4
15-Nov-04
140
100.00%
872,978,573
97.89%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
89
326
5.89%
5.84%
0
0
0
0
15-Oct-04
140
100.00%
873,982,607
98.01%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
90
327
5.70%
5.65%
0
0
0
0
15-Sep-04
140
100.00%
875,133,538
98.13%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
91
328
5.89%
5.84%
0
0
0
0
16-Aug-04
140
100.00%
876,109,146
98.24%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
92
329
5.89%
5.84%
0
0
0
0
15-Jul-04
140
100.00%
877,079,979
98.35%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
93
330
5.70%
5.65%
0
0
0
0
15-Jun-04
140
100.00%
878,177,552
98.48%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
94
331
5.89%
5.84%
0
0
0
0
17-May-04
140
100.00%
879,138,261
98.58%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
95
332
5.70%
5.65%
0
0
0
0
15-Apr-04
140
100.00%
880,226,079
98.71%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
96
333
5.89%
5.84%
0
0
0
0
15-Mar-04
140
100.00%
881,176,762
98.81%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
97
334
5.70%
5.65%
0
0
0
0
17-Feb-04
140
100.00%
882,387,087
98.95%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
98
335
5.70%
5.65%
0
0
0
0
15-Jan-04
140
100.00%
883,322,394
99.05%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
99
336
5.89%
5.84%
0
0
0
0
15-Dec-03
140
100.00%
884,222,631
99.15%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
100
337
5.70%
5.65%
0
0
0
0
17-Nov-03
140
100.00%
885,245,365
99.27%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
101
338
5.89%
5.84%
0
0
0
0
15-Oct-03
140
100.00%
886,136,176
99.37%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
102
339
5.70%
5.65%
0
0
0
0
15-Sep-03
140
100.00%
887,149,827
99.48%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
103
340
5.89%
5.84%
0
0
0
0
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

10-Nov-2004 - 13:59 (K923-K957) (c) 2004 LaSalle Bank N.A.

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-04
15-Nov-04
15-Oct-04
15-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2003-C4
ABN AMRO Acct: 720502.2
Delinquent Loan Detail
Disclosure
Control #
Paid
Thru
Date
Current P&I
Advance
Outstanding
P&I
Advances**
Out. Property
Protection
Advances
Loan
Status
Code (1)
Special
Servicer
Transfer Date
Foreclosure
Date
Bankruptcy
Date
REO
Date
Statement Date:
1-Oct-04
22,671.52
22,671.52
0.00
B
73
1-Oct-04
22,088.94
22,088.94
0.00
B
81
1-Oct-04
16,245.21
16,245.21
0.00
B
113
1-Oct-04
15,290.03
15,290.03
0.00
B
118
1-Oct-04
9,669.76
9,669.76
0.00
B
129
85,965.46
85,965.46
Total
10-Nov-2004 - 13:59 (K923-K957) (c) 2004 LaSalle Bank N.A.

A. In Grace Period
1. Delinq. 1 month
2. Delinq. 2 months
3. Delinquent 3 + months
4. Performing Matured Balloon
** Outstanding P&I Advances include the current period P&I Advances and may include Servicer and Trust Advances.
7. Foreclosure
9. REO
B. Late Payment but < 1 month delinq.
5. Non Performing Matured Balloon

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-04
15-Nov-04
15-Oct-04
15-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2003-C4
ABN AMRO Acct: 720502.2
Historical Collateral Level Prepayment Report
Disclosure
Control #
Payoff
Period
Initial
Balance
Type
Payoff
Amount
Penalty
Amount
Prepayment
Date
Maturity
Date
Property
Type
Geographic
Location
Statement Date:
Cumulative
Current
10-Nov-2004 - 13:59 (K923-K957) (c) 2004 LaSalle Bank N.A.

Wachovia Commercial Mortgage Securities, Inc.
Mortgage Loan Characteristics
ABN AMRO Acct: 720502.2
Series 2003-C4
Commercial Mortgage Pass-Through Certificates
29-Oct-04
15-Dec-04
15-Oct-04
15-Nov-04
15-Nov-04
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Distribution of Mortgage Interest Rates
Distribution of Principal Balances
Distribution of Remaining Term (Balloon)
Distribution of Remaining Term (Fully Amortizing)
10-Nov-2004 - 13:59 (K923-K957) (c) 2004 LaSalle Bank N.A.

Current Scheduled
Balance
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
38
75,171,792
8.61
113
5.95
1.50
%
0 to
3,000,000
%
59
235,380,349
26.96
98
5.84
1.36
%
3,000,000 to
6,000,000
%
14
99,958,538
11.45
86
5.71
1.54
%
6,000,000 to
9,000,000
%
10
106,137,788
12.16
82
5.67
1.64
%
9,000,000 to 12,000,000
%
7
92,400,411
10.58
91
5.57
1.71
%
12,000,000 to 15,000,000
%
5
86,914,106
9.96
79
5.66
1.62
%
15,000,000 to 20,000,000
%
7
177,015,589
20.28
77
5.50
1.38
%
20,000,000 &
Above
%
32,885,536
494,829
872,978,573
140
100.00%
Average Schedule Balance
Maximum Schedule Balance
Minimum Schedule Balance
6,235,561
Current Mortgage
Interest Rate
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
0
0
0.00
0
0.00
0.00
%
4.500%
%
to
5.000%
34
286,596,245
32.83
65
5.35
1.55
%
5.001%
%
to
5.500%
72
452,694,812
51.86
100
5.76
1.50
%
5.501%
%
to
6.000%
27
119,766,404
13.72
100
6.17
1.33
%
6.001%
%
to
6.500%
6
13,426,281
1.54
127
6.74
1.56
%
6.501%
%
to
7.000%
0
0
0.00
0
0.00
0.00
%
7.001%
%
to
7.500%
0
0
0.00
0
0.00
0.00
%
7.501%
%
to
8.000%
1
494,829
0.06
61
8.20
1.92
%
8.001%
%
&
Above
140
872,978,573
Minimum Mortgage Interest Rate
Maximum Mortgage Interest Rate
100.00%
5.100%
8.200%
Fully Amortizing
Mortgage Loans
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
to
0
60
0
0
0.00
0
0.00
0.00
%
%
to
61
120
6
19,009,233
2.18
162
5.65
0.95
%
%
to
121
180
3
7,299,500
0.84
203
6.12
1.29
%
%
to
181
240
0
0
0.00
0
0.00
0.00
%
%
&
241
Above
217
159
9
26,308,733
Minimum Remaining Term
Maximum Remaining Term
3.01%
Balloon
Mortgage Loans
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
0
to
12
0
0
0.00
0
0.00
0.00
%
%
13
to
24
0
0
0.00
0
0.00
0.00
%
%
25
to
36
16
167,809,612
19.22
39
5.35
1.41
%
%
37
to
60
112
672,546,955
77.04
97
5.77
1.53
%
%
61
to
120
3
6,313,273
0.72
160
6.73
1.17
%
%
121
to
180
0
0
0.00
0
0.00
0.00
%
%
181
to
240
0
0
0.00
0
0.00
0.00
%
%
241
& Above
160
38
131
846,669,840
Minimum Remaining Term
Maximum Remaining Term
%
96.99

Wachovia Commercial Mortgage Securities, Inc.
Mortgage Loan Characteristics
ABN AMRO Acct: 720502.2
Series 2003-C4
Commercial Mortgage Pass-Through Certificates
29-Oct-04
15-Dec-04
15-Oct-04
15-Nov-04
15-Nov-04
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Geographic Distribution
Distribution of DSCR (PFY)
Distribution of DSCR (Cutoff)
10-Nov-2004 - 13:59 (K923-K957) (c) 2004 LaSalle Bank N.A.

Debt Service
Coverage Ratio
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
Less than zero
0
0
0.00
0
0.00
0.00
%
%
0.001 0.750
1
3,236,831
0.37
160
5.46
0.91
%
%
0.751 1.000
22
121,051,797
13.87
82
5.57
1.19
%
%
1.001 1.250
53
346,967,017
39.75
92
5.73
1.39
%
%
1.251 1.500
30
219,477,320
25.14
90
5.69
1.63
%
%
1.501 1.750
28
157,092,033
17.99
84
5.71
2.02
%
%
1.751 & Above
6
25,153,574
2.88
89
6.00
0.00
%
%
Unknown
2.470
0.910
140
872,978,573
100.00%
Minimum DSCR
Maximum DSCR
Debt Service
Coverage Ratio
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
Less than zero
0
0
0.00
0
0.00
0.00
%
%
0.001 0.750
0
0
0.00
0
0.00
0.00
%
%
0.751 1.000
6
18,440,848
2.11
150
5.76
1.21
%
%
1.001 1.250
93
650,029,569
74.46
87
5.71
1.41
%
%
1.251 1.500
36
173,795,489
19.91
91
5.68
1.71
%
%
1.501 1.750
5
30,712,666
3.52
81
5.55
2.21
%
%
1.751 & Above
2.180
1.150
140
872,978,573 100.00
Minimum DSCR
Maximum DSCR
%
Geographic
Location
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
California
24
187,791,784
21.51
79
5.74
1.56
%
%
Florida
11
75,321,941
8.63
68
5.48
1.54
%
%
Maryland
6
58,283,395
6.68
71
5.54
1.29
%
%
Colorado
7
49,029,877
5.62
107
5.59
1.44
%
%
Arizona
5
45,034,067
5.16
107
5.55
1.57
%
%
Virginia
4
37,845,313
4.34
100
5.82
1.61
%
%
Georgia
10
35,986,261
4.12
102
5.65
1.31
%
%
Oregon
4
35,777,502
4.10
66
5.50
1.75
%
%
Mississippi
4
32,167,995
3.68
107
5.78
1.46
%
%
Washington
3
27,120,226
3.11
49
5.39
1.30
%
%
North Carolina
6
25,743,259
2.95
99
5.76
1.61
%
%
Texas
8
25,046,627
2.87
99
6.02
1.26
%
%
Illinois
3
24,076,570
2.76
99
5.79
1.52
%
%
Delaware
2
22,994,218
2.63
100
5.41
1.93
%
%
Indiana
4
19,917,788
2.28
99
5.59
1.31
%
%
New Jersey
1
17,128,381
1.96
98
6.03
1.61
%
%
South Carolina
2
16,813,227
1.93
100
5.69
1.66
%
%
Alabama
4
16,387,019
1.88
71
6.08
0.40
%
%
Michigan
5
15,692,562
1.80
88
5.90
1.54
%
%
Minnesota
5
13,778,818
1.58
137
6.00
1.07
%
%
West Virginia
1
11,988,211
1.37
98
6.00
1.60
%
%
District of Columbia
3
11,160,968
1.28
100
5.40
1.45
%
%
Tennessee
3
9,458,414
1.08
115
6.25
1.34
%
%
New York
2
9,416,390
1.08
100
6.05
1.95
%
%
Pennsylvania
1
7,907,975
0.91
98
5.50
1.47
%
%
Maine
1
7,845,160
0.90
100
5.91
1.72
%
%
Missouri
3
6,905,385
0.79
99
6.06
1.47
%
%
Ohio
2
5,400,472
0.62
99
6.15
1.70
%
%
Nevada
1
4,394,630
0.50
96
6.00
1.64
%
%
Connecticut
1
4,173,027
0.48
160
5.60
1.39
%
%
Kentucky
1
3,598,927
0.41
98
6.15
1.93
%
%
Wisconsin
1
3,452,918
0.40
99
6.00
1.81
%
%
Utah
1
2,938,782
0.34
99
6.01
1.43
%
%
Kansas
1
2,400,487
0.27
101
5.57
1.26
%
%
100.00
872,978,573
140
%

Wachovia Commercial Mortgage Securities, Inc.
Mortgage Loan Characteristics
ABN AMRO Acct: 720502.2
Series 2003-C4
Commercial Mortgage Pass-Through Certificates
29-Oct-04
15-Dec-04
15-Oct-04
15-Nov-04
15-Nov-04
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Distribution of Loan Seasoning
Distribution of Property Types
Distribution of Year Loans Maturing
Distribution of Amortization Type
10-Nov-2004 - 13:59 (K923-K957) (c) 2004 LaSalle Bank N.A.

Property Types
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
Retail
59
367,411,760
42.09
95
5.80
1.52
%
%
Multifamily
44
226,582,354
25.96
89
5.62
1.32
%
%
Office
14
142,647,178
16.34
79
5.70
1.69
%
%
Mobile home park
15
70,110,611
8.03
97
5.63
1.59
%
%
Mixed use
5
44,760,850
5.13
62
5.36
1.30
%
%
Industrial
3
21,465,820
2.46
84
5.77
1.63
%
%
872,978,573
140
100.00%
Amortization Type
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
AmortizingBalloon
105
624,738,273
71.56
97
5.75
1.49
%
%
ARD
28
167,893,661
19.23
78
5.67
1.52
%
%
IO/Amortizing/Balloon
7
80,346,638
9.20
51
5.39
1.47
%
%
872,978,573
140
100.00%
Number of Months
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
%
%
0.00
0
to
12
139
872,483,743
99.94
89
1.49
%
%
5.70
13
to
24
0
0
0.00
0
0.00
%
%
0.00
25
to
36
0
0
0.00
0
0.00
%
%
0.00
37
to
48
1
494,829
0.06
61
1.92
%
%
8.20
49
to
60
0
0
0.00
0
0.00
%
%
0.00
61
to
72
0
0
0.00
0
0.00
%
%
0.00
73
to
84
0
0
0.00
0
0.00
%
%
0.00
85
to
96
0
0
0.00
0
0.00
%
%
0.00
97
to
108
0
0
0.00
0
0.00
%
%
0.00
109
to
120
0
0
0.00
0
0.00
%
%
0.00
121
or
More
140
872,978,573
100.00%
Year
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
2004
0
0
0.00
0
0.00
0.00
%
%
2005
0
0
0.00
0
0.00
0.00
%
%
2006
0
0
0.00
0
0.00
0.00
%
%
2007
16
167,809,612
19.22
39
5.35
1.41
%
%
2008
1
494,829
0.06
61
8.20
1.92
%
%
2009
4
37,260,090
4.27
62
5.47
1.70
%
%
2010
1
4,152,077
0.48
75
5.55
1.69
%
%
2011
4
26,814,587
3.07
97
5.95
1.56
%
%
2012
102
603,825,372
69.17
100
5.78
1.52
%
%
2013
0
0
0.00
0
0.00
0.00
%
%
2014
12
32,622,006
3.74
171
5.96
1.07
%
%
2015 & Greater
100.00
872,978,573
140
%

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-04
15-Nov-04
15-Oct-04
15-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2003-C4
ABN AMRO Acct: 720502.2
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
31-Dec-03
CA
5.93000%
11-Apr-13
WBCM3C4A
Retail
1.30
32,885,536
199,344
1
31-Dec-03
AZ
5.35000%
11-Mar-13
WBCM3C4A
Mobile home park
1.52
29,345,804
167,524
2
31-Dec-03
MD
5.19000%
1-Apr-08
WBCM3C4A
Mixed use
1.17
28,378,330
159,063
3
31-Dec-03
MS
5.61000%
11-Mar-13
WBCM3C4A
Retail
1.50
24,836,430
145,746
4
31-Dec-03
VA
5.88000%
11-Mar-13
WBCM3C4A
Retail
1.66
20,590,884
124,290
5
31-Dec-03
FL
5.10000%
11-Mar-08
WBCM3C4B
Multifamily
1.24
20,730,000
91,039
6
31-Dec-03
WA
5.35000%
11-Mar-08
WBCM3C4A
Office
1.30
20,248,605
115,592
7
31-Dec-03
CA
5.43000%
11-Feb-08
WBCM3C4A
Multifamily
1.32
18,702,979
105,695
8
25-Dec-03
OR
5.44000%
11-Jan-10
WBCM3C4A
Office
1.92
17,464,063
99,551
9
31-Dec-03
CA
5.80000%
11-Apr-13
WBCM3C4A
Office
1.83
17,267,998
103,269
10
31-Dec-03
NJ
6.03000%
11-Jan-13
WBCM3C4A
Office
1.61
17,128,381
105,259
11
31-Dec-03
CO
5.60000%
11-Apr-13
WBCM3C4A
Retail
1.43
16,350,685
95,751
12
29-Feb-04
IL
5.61000%
1-Mar-13
WBCM3C4B
Multifamily
1.23
14,200,640
83,333
13
31-Dec-03
CA
6.00000%
11-Feb-13
WBCM3C4A
Office
2.19
13,517,806
82,738
14
31-Dec-03
MD
5.60000%
11-Mar-13
WBCM3C4A
Industrial
1.68
13,344,390
82,097
15
31-Dec-03
DE
5.40000%
11-Mar-13
WBCM3C4A
Retail
2.37
13,208,668
75,807
16
31-Dec-03
FL
5.25000%
11-Jan-08
WBCM3C4A
Office
1.68
12,822,104
72,615
17
31-Dec-03
CO
5.57000%
11-Apr-13
WBCM3C4A
Retail
1.46
12,793,448
74,682
18
31-Dec-03
IN
5.56000%
1-Feb-13
WBCM3C4B
Multifamily
1.36
12,513,355
73,160
19
31-Dec-03
WV
6.00000%
1-Jan-13
WBCM3C4B
Multifamily
1.60
11,988,211
73,445
20
31-Dec-03
SC
5.59000%
11-Mar-13
WBCM3C4B
Multifamily
1.72
11,623,894
68,068
21
31-Dec-03
CA
6.13000%
1-Dec-12
WBCM3C4A
Office
1.48
11,438,779
73,747
22
31-Dec-03
VA
5.78000%
11-Mar-13
WBCM3C4A
Retail
1.47
11,075,042
66,159
23
10-Nov-2004 - 13:59 (K923-K957) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-04
15-Nov-04
15-Oct-04
15-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2003-C4
ABN AMRO Acct: 720502.2
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
31-Dec-03
CA
5.71000%
11-Feb-13
WBCM3C4A
Retail
1.26
11,054,589
65,657
24
31-Dec-03
CA
5.38000%
11-Feb-08
WBCM3C4A
Retail
2.31
10,939,889
62,752
25
31-Dec-03
DE
5.43000%
11-Mar-13
WBCM3C4B
Multifamily
1.34
9,785,550
56,340
26
31-Dec-03
FL
5.81000%
11-Feb-13
WBCM3C4A
Retail
1.45
9,526,577
70,551
27
31-Dec-03
CA
5.38000%
11-Feb-08
WBCM3C4A
Retail
1.74
9,474,725
54,347
28
31-Dec-03
CA
5.38000%
11-Feb-08
WBCM3C4A
Retail
2.08
9,230,531
52,947
29
31-Dec-03
AZ
5.70000%
11-Mar-13
WBCM3C4B
Multifamily
1.88
8,131,901
48,173
30
31-Dec-03
PA
5.50000%
11-Jan-13
WBCM3C4B
Multifamily
1.47
7,907,975
45,991
31
31-Dec-03
ME
5.91000%
11-Mar-13
WBCM3C4B
Mobile home park
1.72
7,845,160
47,502
32
AL
6.12000%
1-Jan-08
WBCM3C4B
Multifamily
0.00
7,661,980
47,520
33
25-Dec-03
OR
5.44000%
11-Jan-10
WBCM3C4A
Office
1.60
7,618,883
43,430
34
31-Dec-03
NC
5.72000%
1-Dec-12
WBCM3C4A
Retail
1.58
7,469,076
44,498
35
31-Dec-03
NC
5.70000%
11-Apr-13
WBCM3C4A
Retail
1.46
7,384,613
47,583
36
31-Dec-03
CA
6.10000%
11-Apr-13
WBCM3C4A
Retail
1.27
7,106,394
47,481
37
31-Dec-03
GA
5.50000%
1-Oct-13
WBCM3C4B
Multifamily
1.33
6,697,974
42,372
38
31-Dec-03
NY
5.80000%
11-Apr-13
WBCM3C4A
Retail
1.80
6,696,255
40,046
39
25-Dec-03
OR
5.44000%
11-Jan-10
WBCM3C4A
Mixed use
1.45
6,629,418
37,790
40
31-Dec-03
CA
5.38000%
11-Feb-08
WBCM3C4A
Retail
1.84
6,349,043
36,418
41
31-Dec-03
IL
6.07500%
1-Jan-13
WBCM3C4A
Retail
2.36
6,296,062
42,178
42
31-Dec-03
FL
5.56000%
11-Feb-13
WBCM3C4A
Office
2.04
6,163,805
36,037
43
31-Dec-03
FL
5.50000%
11-Mar-13
WBCM3C4B
Multifamily
1.81
5,971,096
34,635
44
31-Dec-03
CO
5.57000%
11-Apr-13
WBCM3C4A
Retail
1.57
5,959,559
34,789
45
31-Dec-03
MD
5.71000%
11-Jan-13
WBCM3C4A
Office
1.71
5,629,212
33,468
46
10-Nov-2004 - 13:59 (K923-K957) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-04
15-Nov-04
15-Oct-04
15-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2003-C4
ABN AMRO Acct: 720502.2
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
31-Dec-03
CA
5.64000%
11-Mar-10
WBCM3C4A
Retail
1.47
5,547,725
35,606
47
31-Dec-03
CA
5.75000%
1-Feb-08
WBCM3C4A
Industrial
1.17
5,401,295
31,805
48
31-Dec-03
SC
5.90000%
11-Feb-13
WBCM3C4A
Retail
1.53
5,189,333
31,436
49
31-Dec-03
GA
5.70000%
1-Feb-13
WBCM3C4B
Multifamily
1.22
5,086,835
30,181
50
31-Dec-03
GA
5.58000%
11-Jan-13
WBCM3C4A
Retail
1.16
5,078,724
29,787
51
AL
6.00000%
1-Mar-13
WBCM3C4A
Retail
0.00
4,757,957
29,078
52
31-Dec-03
GA
5.33000%
11-Mar-08
WBCM3C4B
Multifamily
1.37
4,694,892
26,744
53
31-Dec-03
NC
5.78000%
1-Jan-13
WBCM3C4B
Mobile home park
1.89
4,692,581
28,103
54
31-Dec-03
TX
5.90000%
11-Mar-13
WBCM3C4A
Retail
1.58
4,657,864
28,174
55
31-Dec-03
TX
5.52000%
11-Mar-13
WBCM3C4B
Mobile home park
1.45
4,601,098
26,745
56
31-Dec-03
CO
5.61000%
11-Mar-19
WBCM3C4A
Retail
1.16
4,293,112
36,561
57
30-Jun-03
CT
5.60000%
11-Mar-18
WBCM3C4A
Mixed use
1.39
4,173,027
37,008
58
31-Dec-03
NV
6.00000%
11-Nov-12
WBCM3C4A
Retail
1.64
4,394,630
26,980
59
31-Dec-03
CA
6.30000%
11-Feb-13
WBCM3C4A
Retail
1.33
4,292,291
29,294
60
31-Dec-03
MO
6.25000%
11-Feb-13
WBCM3C4A
Retail
1.33
4,212,311
26,449
61
31-Dec-03
FL
5.55000%
11-Feb-11
WBCM3C4A
Retail
1.69
4,152,077
26,485
62
31-Dec-03
DC
5.25000%
11-Mar-13
WBCM3C4B
Multifamily
1.53
4,065,257
25,168
63
31-Dec-03
CO
5.68000%
11-Mar-13
WBCM3C4B
Multifamily
1.47
4,065,590
24,034
64
31-Dec-03
MI
6.00000%
1-Feb-13
WBCM3C4A
Retail
1.50
4,065,137
24,881
65
31-Dec-03
OR
6.00000%
1-Feb-13
WBCM3C4B
Multifamily
1.79
4,065,137
24,881
66
31-Dec-03
OH
6.25000%
1-Jan-13
WBCM3C4A
Retail
1.66
4,016,930
25,244
67
31-Dec-03
MI
6.15000%
1-Feb-13
WBCM3C4B
Multifamily
1.18
3,997,598
24,847
68
31-Dec-03
MD
6.35000%
11-Feb-13
WBCM3C4A
Retail
1.29
3,973,115
25,201
69
10-Nov-2004 - 13:59 (K923-K957) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-04
15-Nov-04
15-Oct-04
15-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2003-C4
ABN AMRO Acct: 720502.2
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
31-Dec-03
WA
5.73000%
11-Mar-13
WBCM3C4B
Multifamily
1.20
3,939,105
23,409
70
31-Dec-03
CA
6.07000%
11-Mar-13
WBCM3C4A
Office
1.15
3,782,298
30,966
71
31-Dec-03
CA
5.38000%
11-Feb-08
WBCM3C4A
Multifamily
1.50
3,858,264
22,131
72
31-Dec-03
TX
5.89000%
1-Mar-13
WBCM3C4B
Mobile home park
1.41
3,804,575
22,989
B
73
MN
5.82000%
11-Feb-18
WBCM3C4B
Multifamily
0.00
3,605,342
32,532
74
31-Dec-03
FL
5.75000%
11-Feb-13
WBCM3C4A
Retail
1.49
3,800,000
18,815
75
31-Dec-03
DC
5.25000%
11-Mar-13
WBCM3C4B
Multifamily
1.42
3,678,090
22,771
76
31-Dec-03
MD
6.35000%
11-Feb-13
WBCM3C4A
Retail
1.30
3,659,190
23,209
77
31-Dec-03
FL
5.75000%
11-Feb-08
WBCM3C4A
Retail
1.53
3,607,353
23,434
78
31-Dec-03
MN
6.25000%
11-Feb-13
WBCM3C4A
Retail
1.31
3,640,380
22,858
79
31-Dec-03
VA
5.79000%
11-Feb-13
WBCM3C4B
Multifamily
1.72
3,596,492
21,540
80
31-Dec-03
KY
6.15000%
1-Jan-13
WBCM3C4A
Retail
1.93
3,598,927
22,389
B
81
31-Dec-03
IL
5.97500%
1-Feb-13
WBCM3C4A
Retail
1.18
3,579,867
21,855
82
31-Dec-03
AZ
6.24000%
11-Feb-13
WBCM3C4A
Retail
1.37
3,579,057
22,450
83
31-Dec-03
TN
5.85000%
1-Mar-13
WBCM3C4A
Retail
1.39
3,529,408
21,238
84
31-Dec-03
MS
6.00000%
1-Mar-13
WBCM3C4B
Multifamily
1.49
3,497,852
23,195
85
31-Dec-03
CA
6.20000%
11-Feb-13
WBCM3C4A
Office
1.45
3,529,430
22,049
86
31-Dec-03
GA
5.70000%
1-Jan-13
WBCM3C4B
Multifamily
1.12
3,518,088
20,894
87
31-Dec-03
GA
5.80000%
1-Nov-12
WBCM3C4B
Multifamily
1.65
3,512,103
21,123
88
31-Dec-03
WI
6.00000%
1-Feb-13
WBCM3C4A
Office
1.81
3,452,918
21,134
89
31-Dec-03
TN
6.30000%
1-Jan-13
WBCM3C4A
Retail
1.40
3,449,446
21,788
90
31-Dec-03
CA
5.46000%
11-Mar-18
WBCM3C4A
Retail
0.91
3,236,831
28,524
91
31-Dec-03
DC
5.75000%
11-Mar-13
WBCM3C4A
Mixed use
1.39
3,417,622
20,352
92
10-Nov-2004 - 13:59 (K923-K957) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-04
15-Nov-04
15-Oct-04
15-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2003-C4
ABN AMRO Acct: 720502.2
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
TX
6.25000%
11-Feb-13
WBCM3C4A
Retail
0.00
3,383,087
21,242
93
MD
6.14000%
11-Feb-13
WBCM3C4B
Multifamily
0.00
3,299,158
22,198
94
31-Dec-03
FL
5.93000%
11-Mar-13
WBCM3C4A
Retail
1.62
3,236,406
19,637
95
31-Dec-03
CO
5.57000%
11-Apr-13
WBCM3C4A
Retail
1.41
3,215,025
18,768
96
31-Dec-03
MI
5.50000%
1-Mar-13
WBCM3C4B
Mobile home park
1.72
3,181,322
18,453
97
31-Dec-03
CA
5.48000%
11-Apr-13
WBCM3C4B
Multifamily
1.27
3,066,813
17,733
98
31-Dec-03
FL
6.00000%
1-Feb-13
WBCM3C4B
Mobile home park
1.31
3,036,609
18,586
99
31-Dec-03
NC
6.00000%
11-Feb-13
WBCM3C4A
Retail
1.57
3,036,609
18,586
100
31-Dec-03
IN
6.00000%
1-Jan-13
WBCM3C4A
Retail
1.44
3,001,544
19,973
101
31-Dec-03
TX
5.98000%
11-Feb-13
WBCM3C4A
Retail
1.20
3,016,753
18,427
102
31-Dec-03
WA
5.20000%
11-Mar-08
WBCM3C4A
Retail
1.46
2,932,516
16,473
103
31-Dec-03
UT
6.01000%
11-Feb-13
WBCM3C4A
Retail
1.43
2,938,782
18,006
104
31-Dec-03
AZ
6.27000%
11-Dec-22
WBCM3C4A
Retail
1.37
2,753,789
21,386
105
31-Dec-03
MI
5.26000%
1-Jan-08
WBCM3C4B
Mobile home park
1.77
2,777,105
17,275
106
31-Dec-03
GA
6.24000%
11-Sep-21
WBCM3C4A
Retail
1.30
2,671,075
21,526
107
31-Dec-03
TX
6.75000%
1-Jan-13
WBCM3C4A
Retail
1.57
2,721,473
19,346
108
31-Dec-03
NY
6.65000%
1-Jan-13
WBCM3C4A
Industrial
2.33
2,720,135
19,169
109
31-Dec-03
VA
5.50000%
11-Feb-13
WBCM3C4A
Office
1.69
2,582,895
22,878
110
31-Dec-03
MN
5.82000%
11-Feb-18
WBCM3C4B
Multifamily
1.15
2,496,006
22,522
111
31-Dec-03
CA
5.48000%
11-Apr-13
WBCM3C4B
Multifamily
1.31
2,620,999
15,155
112
31-Dec-03
TN
6.74000%
1-Mar-18
WBCM3C4B
Multifamily
1.18
2,479,560
16,328
B
113
IN
5.40000%
11-Mar-13
WBCM3C4B
Multifamily
0.00
2,446,050
14,038
114
31-Dec-03
GA
5.70000%
1-Feb-13
WBCM3C4B
Multifamily
1.43
2,445,594
14,510
115
10-Nov-2004 - 13:59 (K923-K957) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-04
15-Nov-04
15-Oct-04
15-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2003-C4
ABN AMRO Acct: 720502.2
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
31-Dec-03
KS
5.57000%
11-Apr-13
WBCM3C4A
Retail
1.26
2,400,487
14,013
116
31-Dec-03
CO
5.57000%
11-Apr-13
WBCM3C4A
Retail
1.52
2,352,457
13,733
117
31-Dec-03
MS
6.70000%
1-Feb-18
WBCM3C4B
Multifamily
1.13
2,357,785
15,487
B
118
31-Dec-03
MN
6.35000%
1-Jan-13
WBCM3C4A
Mixed use
2.32
2,162,453
20,191
119
31-Dec-03
FL
6.20000%
1-Mar-13
WBCM3C4A
Retail
1.73
2,275,914
14,197
120
31-Dec-03
NC
5.75000%
1-Mar-13
WBCM3C4B
Mobile home park
1.53
2,057,923
12,255
121
31-Dec-03
AL
6.28800%
1-Jan-13
WBCM3C4A
Retail
1.47
2,057,799
12,982
122
31-Dec-03
IN
5.40000%
11-Mar-13
WBCM3C4B
Multifamily
2.47
1,956,840
11,231
123
31-Dec-03
MN
5.72000%
11-Feb-20
WBCM3C4B
Multifamily
1.15
1,874,636
15,353
124
31-Dec-03
AL
5.90000%
1-Feb-13
WBCM3C4B
Mobile home park
1.83
1,909,283
11,566
125
31-Dec-03
MI
6.90000%
1-Feb-13
WBCM3C4B
Mobile home park
1.80
1,671,400
11,196
126
31-Dec-03
CA
5.48000%
11-Apr-13
WBCM3C4B
Multifamily
1.37
1,597,094
9,235
127
31-Dec-03
TX
6.36000%
1-Jan-13
WBCM3C4B
Mobile home park
1.23
1,489,927
9,468
128
31-Dec-03
MS
6.74000%
1-Mar-18
WBCM3C4B
Multifamily
1.22
1,475,928
9,719
B
129
31-Dec-03
MO
5.78000%
11-Mar-13
WBCM3C4B
Multifamily
1.22
1,421,133
8,489
130
31-Dec-03
OH
5.85000%
11-Mar-13
WBCM3C4A
Retail
1.80
1,383,543
9,051
131
31-Dec-03
TX
6.08000%
1-Feb-13
WBCM3C4B
Mobile home park
1.82
1,371,849
8,466
132
31-Dec-03
MO
5.74000%
11-Feb-13
WBCM3C4B
Multifamily
2.20
1,271,940
7,578
133
31-Dec-03
GA
5.68000%
11-Mar-18
WBCM3C4B
Multifamily
1.16
1,204,914
10,806
134
31-Dec-03
CA
5.48000%
11-Apr-13
WBCM3C4B
Multifamily
1.22
1,249,261
7,223
135
31-Dec-03
AZ
5.83000%
11-Feb-13
WBCM3C4B
Mobile home park
1.80
1,223,517
7,358
136
31-Dec-03
CA
5.48000%
11-Apr-13
WBCM3C4B
Multifamily
1.47
1,146,381
6,628
137
31-Dec-03
NC
5.75000%
1-Mar-13
WBCM3C4B
Mobile home park
1.97
1,102,459
6,565
138
10-Nov-2004 - 13:59 (K923-K957) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-04
15-Nov-04
15-Oct-04
15-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2003-C4
ABN AMRO Acct: 720502.2
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
31-Dec-03
GA
5.70000%
1-Feb-13
WBCM3C4B
Multifamily
1.35
1,076,061
6,384
139
31-Dec-03
CA
8.20000%
1-Dec-09
WBCM3C4A
Retail
1.92
494,829
4,161
140
872,978,573
5,292,370
0
10-Nov-2004 - 13:59 (K923-K957) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-04
15-Nov-04
15-Oct-04
15-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2003-C4
ABN AMRO Acct: 720502.2
Specially Serviced (Part I) ~ Loan Detail (End of Period)
Disclosure
Control #
Servicing
Xfer Date
Balance
Note
Rate
Maturity
Date
Remaining
Property
Type
Geo.
Location
NOI
DSCR
NOI
Date
Schedule
Actual
Life
Statement Date:
Loan
Status
Code(1)
10-Nov-2004 - 13:59 (K923-K957) (c) 2004 LaSalle Bank N.A.

(1) Legend:
A. P&I Adv - in Grace Period
B. P&I Adv - < one month delinq
1. P&I Adv - delinquent 1 month
2. P&I Adv - delinquent 2 months
3. P&I Adv - delinquent 3+ months
4. Mat. Balloon/Assumed P&I
7. Foreclosure
9. REO
5. Non Performing Mat. Balloon

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-04
15-Nov-04
15-Oct-04
15-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2003-C4
ABN AMRO Acct: 720502.2
Modified Loan Detail
Disclosure
Control #
Modification
Date
Cutoff
Maturity
Date
Modification
Description
Modified
Maturity
Date
Statement Date:
10-Nov-2004 - 13:59 (K923-K957) (c) 2004 LaSalle Bank N.A.

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-04
15-Nov-04
15-Oct-04
15-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2003-C4
ABN AMRO Acct: 720502.2
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
10-Nov-2004 - 13:59 (K923-K957) (c) 2004 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-04
15-Nov-04
15-Oct-04
15-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2003-C4
Historical Collateral Level REO Report
Property
Type
Statement Date:
State
Actual
Balance
Scheduled
Balance
Recent
Appraisal
Value
Appraisal
Reduction
Amount
Date
Liquidated
Liquidation
Proceeds
Liquidation
Expenses
Realized
Loss
Disclosure
Control #
REO
Date
City
Appraisal
Date
ABN AMRO Acct: 720502.2
10-Nov-2004 - 13:59 (K923-K957) (c) 2004 LaSalle Bank N.A.

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-04
15-Nov-04
15-Oct-04
15-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2003-C4
ABN AMRO Acct: 720502.2
Appraisal Reduction Detail
Disclosure
Control#
Appraisal
Red. Date
Scheduled
Balance
ASER
Note
Rate
Maturity
Date
Property
Type
Geographic
Location
Appraisal
Value Date
DSCR
Statement Date:
Remaining Term
Life
ARA
Amount
Current P&I
Advance

10-Nov-2004 - 13:59 (K923-K957) (c) 2004 LaSalle Bank N.A.